INDEPENDENT AUDITORS CONSENT

Osmonics, Inc.

We consent to the incorporation by reference in Registration Statements
No. 33-25228 and No. 33-537 of Osmonics, Inc. on Form S-8 and Registration
Statement No. 33-05029 filed on Form S-3 of our reports dated February 23, 2001 appearing and incorporated by reference in this Annual Report on Form 10-K of Osmonics, Inc. for the year ended December 31, 2000.

DELOITTE AND TOUCHE LLP

Minneapolis, Minnesota
March 29, 2001